Intangible assets	6 Months Ended
Jun. 30, 2018
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Intangible assets

6 Intangible assets

Intangible assets

	30 June	31 December
	2018	2017
Goodwill	958	816
Software	773	648
Other	54	5

	1,785	1,469

Goodwill

Goodwill is allocated to groups of Cash Generating Units (CGUs) as follows:

Goodwill allocation to group of CGUs

	30 June	31 December
Group of CGU’s	2018	2017
Retail Netherlands	14
Retail Belgium	50	50
Retail Germany	349	349
Retail Growth Markets[1]	262	307
Wholesale Banking[1]	283	110

	958	816

1

Goodwill related to Growth Market countries is allocated across two groups of CGUs EUR 262 million (31 December 2017: EUR 307 million) to Retail Growth Markets and EUR 76 million (31 December 2017: EUR 90 million) to Wholesale Banking.

Changes in the goodwill in the first six months of 2018 mainly relate to the acquisition of 75% of the shares of Payvision Holding B.V. and 90% of the shares of Makelaarsland B.V. The acquisition of Payvision and Makelaarsland resulted in a recognition of goodwill of respectively EUR 188 million and EUR 14 million. Other changes in goodwill are due to changes in currency exchange rates. Reference is made to Note 23 ‘Companies and business acquired and divested’ for further information on the acquisitions that took place in 2018 and the goodwill recognised.

No goodwill impairment was recognised in the first six months of 2018 (first six months of 2017: nil).

Goodwill impairment testing is done annually in the fourth quarter of the year unless there is a triggering event earlier.

Software and Other intangible assets

The increase in software and other intangible assets in the first six months of 2018, mainly relates to the recognition of intangible assets following the acquisition of Payvision. Reference is made to Note 23 ‘Companies and business acquired and divested’ for further information on the acquisitions that took place in 2018 and the assets and liabilities recognised.